UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2018
CHS Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-36079
____________________________

Minnesota	41-0251095
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

5500 Cenex Drive
Inver Grove Heights, Minnesota 55077
(Address of Principal Executive Offices) (Zip Code)

(651) 355-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 15, 2018, Shirley Cunningham notified CHS Inc. (the “Company”) that she will retire from the Company and her position as Executive Vice President, Ag Business and Enterprise Strategy, effective May 4, 2018.

(e)

In order to ensure an orderly transition of Ms. Cunningham’s duties, as well as set forth points of agreement relating to certain post-employment topics, the Company and Ms. Cunningham entered into a letter agreement on March 15, 2018 (the “Letter Agreement”). The Letter Agreement provides that, until May 4, 2018, Ms. Cunningham will continue working in her current role as the Company’s Executive Vice President, Ag Business and Enterprise Strategy, subject to any changes that the Company’s President and Chief Executive Officer, Jay Debertin, may make to facilitate the transition of Ms. Cunningham’s duties. Pursuant to the Letter Agreement following the end of her employment, Ms. Cunningham will be subject to customary confidentiality and cooperation covenants, as well as one-year non-competition and non-solicitation covenants, in each case, as further described in the Letter Agreement. In consideration of Ms. Cunningham’s post-employment obligations under the Letter Agreement, the Letter Agreement also provides for Ms. Cunningham to be paid $237,000 within 60 days after the date on which her employment with the Company ends, less applicable tax withholdings. Such payment is subject to Ms. Cunningham’s compliance with all of her post-employment obligations under the Letter Agreement.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated as of March 15, 2018, between Shirley Cunningham and CHS Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS INC.

Date: March 15, 2018	By:	/s/ Timothy Skidmore
Name: Timothy Skidmore
Title: Executive Vice President and Chief Financial Officer